EX-99. CERT

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

--------------------------------------------------------------------------------

I, Terry K. Glenn, President of Merrill Lynch Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust, certify that:

      1. I have reviewed this report on Form N-Q of Merrill Lynch Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust (the "Fund");

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

      3. Based on my knowledge, the schedule of investments included in this report fairly present in all material respects the investments of the Fund as of the end of the fiscal quarter for which the report is filed;

      4. The Fund's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Fund and have:

            a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Fund, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

            b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

            c) evaluated the effectiveness of the Fund's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

            d) disclosed in this report any change in the Fund's internal control over financial reporting that occurred during the Fund's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting; and

      5. The Fund's other certifying officer(s) and I have disclosed to the Fund's auditors and the audit committee of the Fund's board of directors (or persons performing the equivalent functions):

            a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize, and report financial information; and

            b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal control over financial reporting.

      Date: November 19, 2004


                                        /s/ Terry K. Glenn
                                        ------------------
                                        Terry K. Glenn
                                        President
                                        Merrill Lynch Aggregate Bond Index Fund
                                        of Merrill Lynch Index Funds, Inc. and
                                        Master Aggregate Bond Index Series of
                                        Quantitative Master Series Trust

EX-99. CERT

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

--------------------------------------------------------------------------------

I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust, certify that:

      1. I have reviewed this report on Form N-Q of Merrill Lynch Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust (the "Fund");

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

      3. Based on my knowledge, the schedule of investments included in this report fairly present in all material respects the investments of the Fund as of the end of the fiscal quarter for which the report is filed;

      4. The Fund's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Fund and have:

            a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Fund, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

            b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

            c) evaluated the effectiveness of the Fund's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

            d) disclosed in this report any change in the Fund's internal control over financial reporting that occurred during the Fund's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting; and

      5. The Fund's other certifying officer(s) and I have disclosed to the Fund's auditors and the audit committee of the Fund's board of directors (or persons performing the equivalent functions):

            a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize, and report financial information; and

            b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal control over financial reporting.

      Date: November 19, 2004


                                        /s/ Donald C. Burke
                                        -------------------
                                        Donald C. Burke
                                        Chief Financial Officer
                                        Merrill Lynch Aggregate Bond Index Fund
                                        of Merrill Lynch Index Funds, Inc. and
                                        Master Aggregate Bond Index Series of
                                        Quantitative Master Series Trust